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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): JANUARY 25, 2008

                                MICROISLET, INC.
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             (Exact name of registrant as specified in its charter)



           NEVADA                 001-32202               88-0408274
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(State or other jurisdiction    (Commission             (IRS Employer
      of incorporation)         File Number)          Identification No.)


   6370 NANCY RIDGE DRIVE, SUITE 112
         SAN DIEGO, CALIFORNIA                             92121
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(Address of principal executive offices)                 (Zip Code)

                                  (858) 657-0287
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               (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On January 25, 2008, we entered into a Securities Purchase Agreement, which we refer to as the purchase agreement, with the SMR 1996 Trust III, an existing investor in our company, which we refer to as the trust. Mr. Ronald Katz, our chairman, serves as a co-trustee of the trust. Mr. Katz is not affiliated with the trust beneficiaries.

Pursuant to the purchase agreement, on January 25, 2008, we issued the trust a Subordinated Convertible Unsecured Revolving Promissory Note, which we refer to as the note. On that same date, the trust advanced us $400,000 under the terms of the note. Prior to the maturity of the note, we may request additional advances from the trust, up to a total aggregate principal amount of $1 million, which the trust may agree to make in its sole discretion. The note has a maturity date of March 31, 2008, or earlier upon the occurrence of certain insolvency, bankruptcy, liquidation or similar events in respect of our company. The note accrues interest at the rate of 10% per annum until maturity and 24% per annum thereafter. Interest is payable monthly in arrears, and may, at our option, either be capitalized and added to the outstanding principal balance of the note, or paid to the holder in cash. The holder of the note may, at its option, convert all or a portion of the principal and accrued interest into the securities sold in our next equity financing transaction in which we raise at least $3 million, on the same terms as the securities purchased by the other investors in the financing. We expect to use the proceeds of the advances made under the note from time to time for working capital purposes.

Pursuant to the purchase agreement, on January 25, 2008, we also issued the trust a Warrant, which we refer to as the warrant, to purchase a number of shares of our common stock equal to the quotient of the aggregate funds advanced to us under the note, divided by $2.50, up to a maximum of 400,000 shares. The warrant has an exercise price of $0.40 per share and is exercisable for a period of 5 years, commencing on the earlier of the one year anniversary of the grant and the occurrence of any specified fundamental transaction involving our company. The holder may elect a cashless exercise of the warrant under certain circumstances.

Pursuant to the purchase agreement, on January 25, 2008 we also entered into a Registration Rights Agreement, which we refer to as the registration rights agreement, with the trust, pursuant to which we have agreed to register for resale the shares of common stock issuable upon exercise of the warrant on the next registration statement we file with the SEC relating to an offering for any of our equity securities, other than a registration statement relating to equity securities to be issued solely in connection with an acquisition of another entity, in an exchange offer for our securities, or in connection with stock option or other employee benefit plans.

We offered and sold the note and warrant without registration under the Securities Act of 1933 to an accredited investor in reliance upon the exemption from registration contained in Section 4(2) of the Securities Act and Rule 506 of Regulation D thereunder. The note and warrant may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements under the Securities Act. An appropriate legend has been placed on the note and the warrant we issued, and will be placed on the shares issuable upon exercise of the warrant, unless registered under the Securities Act prior to issuance.

A copy of the purchase agreement, the note, the form of warrant, and the registration rights agreement are filed as Exhibits 99.1, 99.2. 99.3 and 99.4 hereto, respectively, and are hereby incorporated herein by reference. The summary description of the financing and the terms of the agreements and securities set forth above does not purport to be complete and is qualified in its entirety by reference to those exhibits.

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This current report on Form 8-K is neither an offer to sell, nor a solicitation of an offer to buy, any of the securities described herein. This portion of the report is being filed pursuant to and in accordance with Rule 135c under the Securities Act.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On January 25, 2008, we issued a Subordinated Convertible Unsecured Revolving Promissory Note having an aggregate principal amount of up to $1 million to a private trust and borrowed $400,000 from the trust under the note. For further information about this creation of a direct financial obligation, please see the disclosure set forth under Item 1.01 above.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES.

On January 25, 2008, we entered into a securities purchase agreement with a trust, pursuant to which we issued a warrant to purchase up to 400,000 shares of our common stock and a note which may be convertible into shares of our capital stock. For further information about this sale of our equity securities, please see the disclosure set forth under Item 1.01 above.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Effective January 25, 2008, we released Jonathan R. T. Lakey, Ph.D. as our president and chief scientific officer. Dr. Lakey remains a member of our board of directors.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (d) Exhibits.
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          99.1  Securities Purchase Agreement dated as of January 24, 2008

          99.2 Subordinated Convertible Unsecured Revolving Promissory Note issued January 25, 2008

          99.3  Form of Warrant

          99.4  Registration Rights Agreement dated as of January 24, 2008

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    January 31, 2008                           MICROISLET, INC.


                                                    By: /s/ Michael J. Andrews
                                                        ------------------------
                                                        Michael J. Andrews
                                                        Chief Executive Officer





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